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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2004

                         F10 OIL & GAS PROPERTIES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
                             -----------------------
               (Address of Principal Executive Offices)( Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code

                         111 East 5600 South, Suite 300
                            Salt Lake City, UT 84107
                            ------------------------
                                (Former Address)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On January 7, 2004, F10 Oil & Gas Properties, Inc. (the "Registrant") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") to acquire all of the one thousand (1,000) outstanding shares of common stock in GFY, Inc., a Nevada corporation. The Merger Agreement was closed on January 12, 2004. GFY owns and operates a beverage restaurant located in Buffalo Grove, Illinois.

         Under the terms of the Merger Agreement, the Registrant has issued a total of 20,000,000 shares of its restricted $0.001 par value common stock to the shareholders of GFY. As a result, the former shareholders of GFY known own a total of 60.76% of the Registrants outstanding stock.

         Immediately after the closing of the Merger Agreement, Michael Meservy resigned as president of the Registrant and both Mr. Meservy and Max Campbell have resigned as directors of the Registrant. The new board consists of Ed Schwalb, who is also the new president of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As a result of the Merger Agreement described above, the Registrant acquired all of the assets of GFY. GFY owns and operates a fruit beverage restaurant.

ITEM 5. OTHER EVENTS.

         On January 12, 2004, the Registrant changed its name to GFY Foods, Inc. and increased its number of authorized shares of $0.001 par value common stock to 2,000,000,000 from 75,000,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              The financial statements required by this item will be filed by amendment not later than 60 days after January 12, 2004. The pro forma financial statements required by this item will be filed by amendment not later than 60 days after January 12, 2004.

         (c)      Exhibits

Exhibit 10.1 Agreement and Plan of Reorganization ("Merger Agreement") by and among F10 Oil & Gas Properties, Inc., a Nevada corporation ("F10") and GFY, Inc., an Illinois corporation ("GFY") dated as of January 7, 2004.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2004                     F10 Oil & Gas Properties, Inc.

                                            By: /s/ Ed Schwalb
                                                --------------------------------
                                                Name: Ed Schwalb
                                                Title: President


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                                  EXHIBIT INDEX


Number            Exhibit Description

20 Agreement and Plan of Reorganization ("Merger Agreement") by and among F10 Oil & Gas Properties, Inc., a Nevada corporation ("F10") and GFY, Inc., an Illinois corporation ("GFY") dated as of January 7, 2004.